UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Hammerhead Arbitration Decision

On October 25, 2021, the three-member panel appointed to arbitrate the previously disclosed dispute between Equitrans Midstream Corporation (ETRN) and EQT Corporation and certain of its affiliates (collectively, EQT) relating to the Hammerhead gathering agreement issued a binding arbitration decision in favor of ETRN.

The arbitration panel unanimously determined that, under the Hammerhead gathering agreement, although the in-service date for the Hammerhead gathering pipeline was delayed beyond October 1, 2020, such delay was caused by or attributable to force majeure and, accordingly, that EQT has no early termination right under the Hammerhead gathering agreement relating to the timing of Hammerhead gathering pipeline in-service or related right to purchase the Hammerhead gathering pipeline and associated facilities. Given the arbitration panel’s determinations, ETRN will not be entitled to charge EQT monthly firm capacity reservation fees under the Hammerhead gathering agreement unless and until Hammerhead gathering pipeline in-service is achieved.

CAUTIONARY STATEMENTS

Disclosures in this Current Report on Form 8-K (Current Report) contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, concerning ETRN and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of ETRN, as well as assumptions made by, and information currently available to, such management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “target,” “outlook” or “continue,” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside ETRN’s control. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the impact of the arbitration decision discussed in this Current Report on investors’ perceptions of ETRN’s commercial relationship with EQT; any credit rating impacts associated with the arbitration decision; the effect and outcome of future litigation and other proceedings; and the ability to achieve, and timing for achieving, the Hammerhead gathering pipeline in-service. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN has based these forward-looking statements on current expectations and assumptions about future events. While ETRN considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial and other risks and uncertainties, many of which are difficult to predict and beyond ETRN’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” in ETRN’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the SEC), as updated by the risk factors disclosed under Part II, Item 1A, “Risk Factors,” of ETRN’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021 filed with the SEC, and ETRN’s subsequent filings.

Any forward-looking statement speaks only as of the date on which such statement is made, and ETRN does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: October 25, 2021	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer